SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2002

Exact name of Registrant as specified in
Commission	its charter, address of principal executive	IRS Employer
File Number	offices and Registrant's telephone number	Identification Number

1-14465	IDACORP, Inc.	82-0505802
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name, former address and former fiscal year, if changed since last report.

IDACORP, Inc.
 Form 8-K

Item 9.   REGULATION FD DISCLOSURE.

On August 9, 2002, in accordance with Order No. 4-460 issued by the Securities and Exchange Commission on June 27, 2002 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, Jan B. Packwood, President and Chief Executive Officer of IDACORP, Inc., and Darrel T. Anderson, Vice President, Treasurer and Chief Financial Officer of IDACORP, Inc., filed sworn statements with the Commission.  Copies of each sworn statement are furnished as Exhibits 99(a) and 99(b) to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDACORP, INC.

Dated: August 9, 2002

By:/s/Darrel T. Anderson
Darrel T. Anderson
Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99(a)	Sworn statement of Jan B. Packwood, President and Chief Executive Officer of IDACORP, Inc., dated August 8, 2002.

99(b)	Sworn statement of Darrel T. Anderson, Vice President, Treasurer and Chief Financial Officer of IDACORP, Inc., dated August 8, 2002.